                                                                  EXHIBIT 10.125
                                Schedule No. 3
                    Schedule of Indebtedness and Collateral

To Master Security Agreement, dated 4-5-00 between the undersigned Secured Party and Debtor.

This Schedule of Indebtedness and Collateral incorporates the terms and conditions of the above-referenced Master Security Agreement.

This is Originally Executed Copy No. 1 of 1. originally executed copies. Only transfer of possession by Secured Party of Originally Executed Copy No.1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The equipment listed on this Schedule will be located at:

4411 S. 40th Street       Phoenix         AZ               85040
-------------------------------------------------------------------
Address                    City         State              ZipCode

Debtor grants to Secured Party a security interest in the property described below, along with all present and future attachments and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral".

Collateral Description (Describe Collateral fully including make, kind of unit, model and serial numbers and any other pertinent information.)

See Exhibit "A and B" Consisting of four (4) pages attached hereto and made a part hereof

Debtor promises to pay Secured Party (i) the total principal sum of $1,507,500.00 in 1(total number) principal payments of $1,507,500.00 each, commencing on 1/31/02 and a like sum on a like date of each month thereafter until fully paid, provided, however, that the final payment shall be in the amount of the unpaid balance, plus (ii) interest payable monthly at .25% in excess of the "governing rate" on unpaid principal balances, but in no event greater than the highest rate permitted by relevant law in effect from time to time during the term of this Security Agreement even if this Security Agreement shall state a minimum rate of interest.

"Governing rate" shall mean a rate equal to the highest of (i) the Prime Rate of The Chase Manhattan Bank or its successors or (ii) "The Wall Street Journal Prime Rate" or (iii) the commercial paper rate in effect from time to time. Interest shall be computed on the basis of a year of 360 days. The Prime Rate of The Chase Manhattan Bank or its successors shall mean the rate of interest publicly announced by The Chase Manhattan Bank or its successors in New York from time to time as its Prime Rate. The Prime Rate of The Chase Manhattan Bank or its successors is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank or its successors to its borrowers. "The Wall Street Journal Prime Rate" shall mean the Prime Rate listed by the Wall Street Journal. If more than one Prime Rate is listed in the Wall Street Journal, then the highest rate shall apply. "Commercial paper rate" shall mean the average rate quoted by the Wall Street Journal or such other source as Secured Party may determine for 30-day dealer commercial paper.

The Debtor shall take all action necessary to assure that its computer-based systems are able to effectively process data including dates and date sensitive functions. The Debtor represents and warrants that the Year 2000 problem (that is, the inability of certain computer applications to recognize and correctly perform properly date-sensitive functions involving certain dates prior to and after December 31, 1999) will not result in a material adverse effect on the Debtor's business condition or ability to perform hereunder. Upon request, the Debtor shall provide assurance acceptable to the Secured Party that the Debtor's computer systems and software are or will be Year 2000 compliant on a timely basis. The Debtor shall immediately advise Secured Party in writing of any material changes in the Debtor's Year 2000 plan, timetable or budget.

See Special Provisions Instructions below.



Accepted 6-12-00
         ------------------

Secured Party:

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By /s/ [ILLEGIBLE]^^       Title [ILLEGIBLE]^^
   ----------------------        --------------

Executed on June 12, 2000
            -------------

Debtor:

Meadow Valley Contractors, Inc.
--------------------------------------
Name of individual, corporation or partnership

By /s/ Kenneth D. Nelson   Title Vice President
   ----------------------        ------------------

                                  EXHIBIT "A"
                                      TO
                  SCHEDULE NO.______ SCHEDULE OF INDEBTEDNESS
                                AND COLLATERAL


DEBTOR:                                  SECURED PARTY:

Meadow Va1ley Contractors, Inc.          The CIT Group/Equipment Financing, Inc.
4411 South 40/th/ Street                 P.O. Box 27248
Phoenix, AZ 85040                        Tempe, AZ 85285-7248


Description of Collateral:
-------------------------

All of the Debtor's property, or interests in property, whether now owned or existing or hereafter acquired or arising and wheresoever located, whether tangible or intangible, including without limitation, all of the Debtor's accounts, inventory, goods, furniture, machinery, equipment, fixtures, investment property, general intangibles (including without limitation, goodwill, inventions, designs, patents, patent applications, trademarks, trademark applications, service marks, trade names, licenses, leasehold interests in real and personal property, franchises, tax refund claims, and guarantee claims, security interests or other security held by or granted to Debtor to secure payment of Debtor's accounts, investment property, general intangibles, instruments, and notes), tax refunds, chattel paper, contract rights, instruments, documents, notes, returned and repossessed goods, together with all accessions to, substitutions for, and all replacements, products and proceeds of the foregoing (including, without limitation, proceeds of insurance policies insuring any of the foregoing), all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) pertaining to any of the foregoing, and all insurance policies insuring any of the foregoing.

Date: June 12, 2000


Meadow Valley Contractors, Inc.

By: /s/ Kenneth D. Nelson         Title: Vice President
    -----------------------              --------------

    Name: Kenneth D. Nelson
          -----------------

                                  EXHIBIT "B"
                                      TO
          SCHEDULE NO._______ SCHEDULE OF INDEBTEDNESS AND COLLATERAL

 1/16/95 AZ9716    173       IGCFC24K8NE197356      92 Chevy 3/4 Ton                       14,404.50
 1/16/95 AZ9811    174       IGCFC24K5NE226912      92 Chevy 3/4 Ton                       14,404.50
 3/23/95 AZ9716    178       IGCFC24K8NE206119      92 Chevy 3/4 Ton                       13,275.48
 3/23/95 AZ9917    187       IGCFC24K2NE201580      92 Chevy 3/4 Ton                       13,275.00
 9/15/95 AZ9811    193       IGCFC2KXNE200970       92 Chevy 3/4 Ton                       12,150.00
 6/24/98 UT9910    195       IGCGC29K8SE180615      3/4 Ton Chevy                           3,491.25
 1/10/96 MOAPA     200       INKDL28X211512441      1988 KW Truck                          74,517.42
 8/19/99 NM9727    202       1FTYR82A8HVA45196      1987 Ford Service Truck                12,527.52
 6/30/88 NV        203       T16DA9V6D1383          Chevy Pickup                                0.00
  9/3/92 AZ 1001   206       1HTAA192LDHA30353      IHC Lube Truck                         43,034.29
 8/28/97 WHT PAV   207       1GBXC34J4TJJ08435      96 Chevy 1 Ton                          9,307.75
 8/15/97 WHT PAV   208       FS8JV005056            Flatbed Pickup                          3,093.72
12/10/97 WHT PAV   209       1FTXR9DL2FVA23813      Ford Model LN 9000 Truck               13,886.96
 2/27/87 AZ        210       1XP4LA9X1FD185772      Peterbilt Water Truck                  22,020.13
 6/25/98 MM 9810   213       436                    1980 Ford Service Truck                 3,718.74
 9/29/89 NV 9729   214       1XP4LA9X9FN190650      Diamond REO Boom Truck                  5,538.14
 5/28/98 NV 9729   215       1HSZEGGR9JH576203      1988 Ford Water Truck                   7,546.89
 6/26/98 WHT PAV   216       1GDH7D163EV535279      1984 GMC Truck                          7,700.01
 6/25/98 MM PIT    217       4785                   10,000 Gallon Water Tower               3,062.49
11/12/98 AZ        218       S/N 17870              1984 International Fuel Truck           2,552.08
  8/8/96 NV 9729   229       VG6M118B6RB301203      1994 Mack MS300P Sweeper               23,648.87
 4/10/97 AZ        231       87570                  Broce RJ30D Self-Propelled Broom        4,988.23
 l/15/98 NM 9727   402       JJM021879L             Case Model 480FLL Skip Loader           4,917.26
 1/23/96 AZ 9716   410       JJG0218767             Case Model 480FLL Skip Loader          16,732.70
  3/1/89 AZ        501       ETW3101JDS182TN        Lull Model 622 Reach Lift               6,055.53
  4/8/96 WHT PAV   502       1448225                Gradall Model 534B-8 Forklift          14,747.99
12/27/94 AZ9811    507       0144435J               Forklift                               26,683.10
 4/29/99 AZ9811    509       152870                 Ingersoll Rand Model VR90B Reach Lift   6,366.21
         NM        637       PRZ714418              Flatbed Fruahauf                            0.00
         AZ        638       AZ184865               Flatbed Custom Built                        0.00
  5/5/99 PIT II    653       1WC200L266W403424D     1998 Wells Cargo Trailer                1,548.44
11/22/95 NV9814    701       4805-11 3664-12        Truck Crane                            79,895.84
 8/22/89 AZ        706                              Grove Model RT522 Crane                28,255.38
 12/3/86 AZ9811    751       739A163751A-11         1977 Clark/Lima 90 Ton Crane            2,109.31
  5/6/87 NV        755       49581                  American Model 599 Crawler Crane        3,500.84
 2/19/99 AZ9811    760       31622                  1994 Grove Model MZ90C Manlift         11,931.56
 10/5/99 AZ        801                              Walk behind Roller                        598.96
 5/27/98 NM9729    802                              Rammax Vibratory Trench Roller          5,857.57
 2/12/95 NV        806       135756U83957           IR Model 185CFM Portable Air Comp.      4,447.96
10/29/98 AZ9811    808                              IR Model 185CFM Portable Air Comp.      1,985.88
 1/23/99 AZ9811    811       SE366988               1978 250KW Generator                    2,114.58
  9/3/92 AZ        831                                                                          0.00
  9/3/92 NV        832                                                                     44,763.73

     8/8/96 NV CRUSHER       33       JAF0161974               1995 Case 1845C Skid Steer          9,203.64
   12/18/96 NV CRUSHER       35       9-36-751188              Conveyor                            6,819.74
   12/18/96 NV CRUSHER       36       9-30-728488              Lattice Conveyor                   12,980.24
    5/14/97 NV CRUSHER       37       34A0693                  Eljay                              27,317.10
   11/18/97 NV CRUSHER       41       137                      Rock Hammer                        19,561.77
   12/10/97 NV CRUSHER       42       WP13450488               Sand Screw                         12,566.94
   12/10/97 NV CRUSHER       43       5288                     Feeder                              6,676.18
     1/6/98 NV CRUSHER       44       7822                     140 Foot Scal                      59,056.44
     1/6/98 NV CRUSHER       45       S625863                  Electrical Van                     92,275.67
     1/9/98 NV CRUSHER       47       1GDL7D1F7JV535216        Water Truck                        20,046.09
     4/7/98 NM 9807          100                               GMC Model ______ Truck              8,609.23
     8/8/98 AZ9716           101      1FACP5242PG106639        1993 Ford Taurus                    4,236.67
     1/1/96 NM9810           106      1FTCR14XINPA87339        1992 Ford Ranger Extra Cab            802.87
    8/27/98 AZ19             107      1FTHF25H2RLA23884        1994 3/4 Ton Ford Truck             6,628.33
     1/1/96 AZ9716           111      1FETEX15Y9RKB50308       1994 Ford F-150 Truck               1,302.45
    6/11/98 AZ19             112      1GCGCZ4K0LEI88281        1990 3/4 Ton Chevy Truck            4,549.84
    6/19/98 AZ19             113      1GOCS1441T8112242        1996 Chevy S-10                     5,524.99
    8/11/98 NM9727           115      1FTEF15N8TLB464714                                           8,131.67
   10/16/98 AZ19             117      1FTHF25H3NLA96885        1992 Ford F250 Truck                7,525.00
    11/3/98 AZ9811           122      2FTEF25HIPCA54151        Ford Model F250 Truck               7,150.00
    8/29/89 AZ19             126      1GBHC34J7CV136880        1 Ton Chevy Truck                       0.00
    9/10/97 AZ19             129                               Ford Ranger Pick Up                 5,169.53
    9/10/97 AZ9913           130      1FTEF15N4TLB99894        Ford Model F150 Truck               5,169.53
    9/10/97 AZ19             131      1FTCR10A8TUD10458        Ford Model F150 Truck               6,203.44
     3/1/98 NM9809           132      955195409                1995 Dodge 1 Ton                   11,399.99
    5/14/98 NM               139      1FTEF15N2TLB22117        1996 Ford Pick Up                   7,536.67
    5/14/98 NM9727           141      1FTEF15NTTLB28995        1996 Ford 1/2 Ton Pick Up           7,536.67
    5/14/98 NM9810           142      1FTHF25HXSNB26190        1995 Ford 3/4 Ton Pick Up           5,450.79
     4/1/92 AZ9716           143      1GCFC24K7LE207890        1990 Chevy Pick Up                      0.00
    5/19198 NM9810           147                               1996 Ford 1/2 Ton Pick Up           7,536.67
    4/14/98 AZ9811           150      1FTCR10U6TPA94408        1996 Ford Ranger                    6,686.84
     4/3/98 AZ9913           151      2FTHF25H8SCA42410        Ford F250 Pick Up                   7,708.34
    5/15/98 AZ9908           152      1FTHF25H6KLB31057        1989 Ford F250                      3,483.33
    12/4/92 AZ9716           153      1FTEX15N6KKA48721        1989 Ford F250                          0.00
    12/4/92 AZ9811           154      1FTHF25Y2KLA25527        1989 Ford F150                          0.00
    8/20/97 WHT PAV          157      2FTEF25NXLCA48221        1990 Ford Truck                     1,094.75
    8/20/97 WHT PAV          158      1FTHX26H2KK561240        1989 Ford Truck                     2,182.25
     8/2/97 WHT PAV          159      2FTHF26H2LCA77864        1990 Ford Truck                     1,880.17
    8/20/97 WHT PAV          160      1FTEF26N1LPA81072        1990 Ford Truck                     3,269.75
     1/1/94 AZ1001           165      1GCGC24K5ME128689        Chevy Truck                             0.00
    5/19/98 NM9809           170                               1996 Ford 1/2 Ton Pick Up           7,536.67

   6/15/99 AZ9716             834       BR84556-2-75              Bidwell                                      20,843.76
  10/29/98 NMPIT              848       292235                    Ingersoll Rand P185WJD Compressor            10,235.00
   1/22/98 NMPIT              1022      60703                     Truck Scale 60 Ton                           15,348.96
   3/19/98 NMPIT              1023      GPN00387                  Caterpillar Gen Set Model_______             26,078.03
   2/23/98 NMPIT              1025      R820000189                Profilegraph                                 12,400.78
   4/17/98 NMPIT              1026      22295                     Scalping Screen                               8,383.60
  10/22/98 NMPIT              1063      88-164A                   CMI Clarco 851 Windrow Elevator              13,989.59
   8/10/99 NMPIT              1065                                Truck Scale and Computer                     37,421.72
   4/10/97 WHT PAV            1103      FW51252                   1973 Fruehauf Van Trailer                     9,028.16
   4/10/97 WHT PAV            1104      M687509C                  1963 Brown 40 Foot Parts Van Trailer          6,687.53
   8/29/97 NMPIT              1109      N/A                       Conveyor 42' X 25"                            3,286.98
   8/21/97 NMPIT              1110      N/A                       Radial Stacker 50hp Electric Motor           26,812.50
   2/23/98 WHT PAV            1121                                CMI Trimmer 24' X 28'                        59,166.67
    6/7/99 WHT PAV            1125                                Coldcrete Model CC2200 Chiller               42,694.34
   11/5/99 AZ                 1300                                110' Truck Scale                             11,955.72
   6/15/98 NV                 2322      1FTZF1722WNV39271         Ford Pick Up                                  9,100.02
   4/30/98 UTMAIN             2123      1FTHX26F8VEC19756         Ford F250 Pick Up                            11,955.72
   7/27/98 WHT PAV            2225      1FTHF25H4TLA72348         1996 Ford 3/4 Ton Pick Up                     5,993.34
    3/4/96 UT                 2307      2GBEC19Z4P1118088         1993 Chevy Pick Up                            2,400.00
    5/1/95 NM                 2311                                1993 Ford Exployer                              475.93
   3/12/98 AZ9811             2321      VG6M111B2FB021235         1985 Mack Truck                               7,029.00
  10/30/96 CRUSHER            2839                                Portable Belt Feeder/Hopper                  12,916.67
   5/23/96 NVCRUSHER          2840      12153                     Sand Screw                                   22,280.64
   1/25/00 RMI                3000                                Remco Sandmax 8000 with/mot                  83,870.00
   1/25/00 RMI                3001                                Sand Plant Motor Control                     49,000.00
    1/1/98 WHT PAV            1111A                               6' X 20' Control House                        8,433.49
   9/14/98 RMI                1150A     7813                      Batch Plant                                  17,416.38
    9/9/98 RMI                1150C     7813                      Plant                                        42,250.00
   6/22/99 WHT PAV                                                Flatbed                                         849.99
   6/30/99 WHT PAV                                                Trailer                                       1,213.34


Meadow Valley Contractors, Inc.


By: /s/ Kenneth D. Nelson       Title:  Vice President
    ------------------------            ------------------

                                                                   6-12-00
                                                                ----------------
                                                                Date

THE CIT GROUP/EQUIPMENT FINANCING, INC.

P.O. Box 27248
-------------------------------------------------------------
  Address

Tempe                                 AZ         85285--7248
-------------------------------------------------------------
City                                  State      Zip Code



Gentlemen:

You are irrevocably instructed to disburse the proceeds of your loan to us, evidenced by the Schedule of Indebtedness No. 3 dated 6-12-00 To Master Security
                 ------------------------------       -------
Agreement dated ________ as follows:



              Payee Names and Addresses                              Amount
------------------------------------------------                 --------------

Meadow Valley Contractors, Inc.                                  $ 1,500,000.00
                                                                 --------------

The CIT Group/Equipment Financing, Inc.                          $     7,500.00
                                                                 --------------

(NON-REFUNDABLE ORIGINATION FEE)                                 $
                                                                 --------------

                                                                 $
                                                                 --------------

                                                                 $
                                                                 --------------

                                                                 $
                                                                 --------------

                                                                 $
                                                                 --------------
                                                  Total Proceeds $ 1,507,500.00
                                                                 --------------


Very truly yours,



Meadow Valley Contractors, Inc.
------------------------------------------------------------

By /s/ Kenneth D. Nelson          Title:  Vice President
------------------------------------------------------------